Intangible Assets and Goodwill	12 Months Ended
Dec. 31, 2012
Goodwill And Intangible Assets Disclosure [Abstract]
Intangible Assets and Goodwill

NOTE 7: INTANGIBLE ASSETS AND GOODWILL

Intangible assets that have finite lives are amortized over their useful lives. The intangible assets, their original fair values, adjusted for impairment charges in the third quarter of 2011 and 2012, and their net book values are detailed below as of the dates presented:

	Cost, Less Impairment Charges	Accumulated Amortization	Net Book Value	Estimated Remaining Useful Life
December 31, 2012:
Technology and intellectual property	$988,629	$(124,219)	$864,410	11.6 to 20.0 years

	$988,629	$(124,219)	$864,410

December 31, 2011:
Technology and intellectual property	$2,282,513	$(1,831,236)	$451,277	1.3 to 20.0 years
Trademarks	409,934	(383,380)	26,554	1.3 years
Customer relationships	2,585,296	(2,120,209)	465,087	0.3 to 3.0 years
License agreements	2,030,010	(1,983,832)	46,178	6.3 years

	$7,307,753	$(6,318,657)	$989,096

Total intangible amortization expense was $203,000, $713,000 and $1.5 million for the years ended December 31, 2012, 2011 and 2010, respectively.

Impairment of Goodwill and Intangible Assets

Goodwill and intangible assets acquired in a business combination and determined to have an indefinite useful life are not amortized, but instead are tested for impairment annually at the end of the Company’s third quarter, or more frequently if certain indicators arise. This review includes an assessment of industry factors, contract retentions, cash flow projections and other factors the Company believes are relevant. If an impairment is indicated, the asset is written down to its fair market value based on an estimate of its discounted cash flows and income.

The fair value of the business related to the acquisition of LED Effects in 2007 and the associated goodwill was estimated using the income approach, which was based on the future, expected cash flows to be generated by LED Effects, discounted to their present values. During the restructuring of the Company’s California based operations, the Company closed its California location and moved the business to the Company’s Satellite Beach, Florida headquarters in October 2010. The portion of the business related to the acquisition of LED Effects incurred a significant reduction in revenue during 2011, which had an impact on the projected cash flows and estimated fair value of the reporting unit. In connection with the restructuring (see note 16) and the Company’s annual impairment test, that the Company recorded an impairment charge of $1.6 million for the year ended December 31, 2011.

Intangible assets with estimable useful lives are amortized over their respective useful lives to their estimated residual values, and reviewed to determine if their estimable lives have decreased. Long-lived assets, including intangible assets subject to amortization, are reviewed for impairment whenever, in management’s judgment, conditions indicate a possible impairment. Such impairment tests compare estimated undiscounted cash flows to the carrying value of the asset. If an impairment is indicated, the asset is written down to its fair value based on an estimate of its discounted cash flows.

The Company reviewed the amortizable intangible assets acquired in the acquisition of LSGBV for impairment as of September 30, 2012 primarily due to LSGBV’s ongoing negative cash flows from operations, among other factors. This review included an assessment of the current use of these intangible assets and their estimated useful lives. As a result of this review, the Company recorded an impairment charge of $380,000 for the year ended December 31, 2012.

The following table summarizes the total impairment charges recorded by the Company in the third quarter of 2012:

Patents acquired on the acquisition of LSGBV	$15,984
Trademarks acquired on the acquisition of LSGBV	19,541
License agreements acquired on the acquisition of LSGBV	44,923
Customer relationships acquired on the acquisition of LSGBV	299,089

Total impairment charge	$379,537

In addition, the Company performed an impairment analysis of amortizable intangible assets related to the acquisition of LED Effects in the third quarter of 2011 due to the reduction in revenue noted above to determine whether the intangible assets were impaired. This review included an assessment of the current use of these intangible assets and their estimated useful lives. The Company also performed an impairment analysis of the intangible assets related to Lamina as of December 31, 2011 due to the continued decline in sales of products related to this acquisition to determine whether the intangible assets were impaired. This review also included an assessment of the current use of these intangible assets and their estimated useful lives. As a result of these assessments, the Company recorded an impairment charge of $4.1 million for the year ended December 31, 2011.

The following table summarizes the total impairment charges recorded by the Company in 2011:

Goodwill arising from the acquisition of LED Effects	$1,626,482
Technology and patents acquired on the acquisition of LED Effects	1,252,335
Trademarks acquired on the acquisition of Lamina	590,782
Customer relationships acquired on the acquisition of Lamina	651,750

Total impairment charge	$4,121,349

The table below is the estimated amortization expense, adjusted for any impairment charges, for the Company’s intangible assets for each of the next five years and thereafter:

2013	$25,301
2014	25,301
2015	25,301
2016	25,301
2017	25,301
Thereafter	737,905

$864,410